                                                                   Exhibit 10.35


                          THE ST. PAUL COMPANIES, INC.
                              385 Washington Street
                            St. Paul, Minnesota 55102




                                        June 14, 2002



Mr. Steven H. Newman
24342 La Masina
Calabasas, CA  91302


Dear Steve:

            Reference is made to that certain letter agreement dated March 1, 2002 between The St. Paul Companies, Inc. (the "Company") and you (the "Agreement"). Section 2 of the Agreement sets forth the following sentence:

                  Upon an IPO, you will be entitled to receive a stock option grant to purchase 1.5% of the outstanding common stock of Bermuda Newco immediately following the IPO on a fully diluted basis at a price not greater than the initial offering price under the IPO and having a term of ten years (the "IPO Grant").

Such sentence is hereby amended to read in its entirety as follows:

                  Upon an IPO, you will be entitled to receive a stock option grant to purchase 975,000 shares of common stock of Bermuda Newco at the initial offering price under the IPO and having a term of ten years (the "IPO Grant").

            This amendment to the Agreement is intended to be a binding obligation upon the Company and yourself. If this amendment to the Agreement correctly reflects

Mr. Steven H. Newman
June 14, 2002
Page 2


your understanding, please sign and return one copy to John MacColl for the Company's records.

                                    THE ST. PAUL COMPANIES, INC.



                                    By:
                                         -------------------------
                                         Jay S. Fishman
                                         Chief Executive Officer




The above amendment to the Agreement correctly reflects our understanding, and I hereby confirm my agreement to the same as of the date first above written.



-----------------------------------
         Steven H. Newman